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[Black and white print advertisement.]
[Primary focus of the ad is a photograph of a front-end loader dumping dirt on top of a pile of soil and rocks. Above the photo on the left hand side of the ad, the following headline prints in black against a white background:] CONSIDERING THE UNPREDICTABILITY OF THE MARKET, WE SUGGEST PUTTING YOUR MONEY IN THE GROUND
[To the right of the headline and running down the right side of the photo in smaller black type is the following text:]
In today's unpredictable marketplace, the performance and stability of REITs may provide a strategic advantage. In fact, over the past 20 years, the NAREIT Equity REIT Index has outperformed the S&P 500 Index by 10%. Over the past three years, CGM Realty Fund has outperformed the NAREIT Equity REIT Index by 16%. Perhaps that's why a panel of CNBC experts recently recommended CGM Realty Fund as one of the top four funds to invest in for 1998.*
Managed by Ken Heebner, CGM Realty Fund offers the potential for high current income and long term capital appreciation along with the long term stability of real estate. Which, considering today's marketplace, is a pretty enviable position to be in. Call now for more information and a prospectus.
[A line drawing of a fencer in a box with a black and white striped background
(logo) appears below the text to the right of the photo. To the right of the logo is the following text:]
CGM REALTY FUND
The CGM Funds
222 Berkeley Street, Suite 1013
Boston, MA  02116
www.CGMFunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0742
[Beneath the phone number in all capital letters:]
MANAGED BY KEN HEEBNER
[Beneath the body of the ad is the following text in black type against a white background(slightly smaller type size than ad body copy):]
*On 12/10/97, a panel of three experts, selected by CNBC, judged CGM Realty Fund as one of the four best mutual funds for 1998.
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
26.7%, 29.8%, and 24.1% are the average annual total returns for CGM Realty Fund for the 1- and 3-year periods ended 12/31/97 and from inception 5/13/94 through 12/31/97. The Fund's adviser absorbed a portion of management fees and expenses from inception through 12/31/97. Otherwise the total return would be lower. The S&P 500 is an unmanaged index of the stock performance of 500 major companies, the majority of which are listed on the New York Stock Exchange. The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged index currently consisting of approximately 175 equity REITs. This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees, charges, and expenses, call toll-free.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO LOAD
Copyright 1998